UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	April 28, 2011

              Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York  10022
(Address of principal executive offices, including zip code)

           (212) 351-7300
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 28, 2011, the Board of Directors of Hudson Highland Group, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Amended and Restated By-laws of the Company (the “By-laws”).  The Amendment provides that if the employment by the Company of a director who is also an employee of the Company is terminated for any reason, then such director shall cease to be a director on the date of such termination of employment without further action by the Company.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 28, 2011.  At the meeting, the following matters were submitted to a vote of the stockholders of the Company:

(1) To elect two directors to hold office until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified. The final vote with respect to each nominee was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Robert B. Dubner	20,147,014	812,903	3,329,353

Jennifer Laing	20,188,562	771,355	3,329,353

(2) To approve, by advisory vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

19,350,412	705,588	903,917	3,329,353

(3) To recommend, by advisory vote, the frequency of the advisory vote on the compensation of the Company’s named executive officers.  The final vote with respect to this matter was as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

18,350,944	2,867	1,825,594	780,512	3,329,353

In consideration of the advisory vote by the Company’s stockholders, the Board of Directors of the Company has decided that the Company will hold an advisory vote on the compensation of its named executive officers every year until the next required vote by stockholders on the frequency of the advisory vote on the compensation of the named executive officers.

(4) To ratify the appointment of KPMG LLP as independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011.  The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

24,235,205	48,937	5,128	0

Item 9.01                      Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

(3.1)	Amendment to Amended and Restated By-laws of Hudson Highland Group, Inc. effective April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: May 4, 2011	By:	/s/ Latham Williams
Latham Williams
Senior Vice President, Legal Affairs and
Administration, Corporate Secretary

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(3.1)	Amendment to Amended and Restated By-laws of Hudson Highland Group, Inc. effective April 28, 2011.